Exhibit 10.31

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 28, 2007 is by and among OMNOVA Solutions Inc., an Ohio corporation (“Borrower”), the financial institutions party to this Amendment, as Lenders, and JPMorgan Chase Bank, N.A., as Agent for the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, Agent, the Lenders named therein and the Borrower are parties to that certain Amended and Restated Credit Agreement, dated as of May 22, 2007 (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that Agent and Lenders, and Agent and Lenders have agreed to, amend the Credit Agreement as described herein upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

SECTION 1. Increased Commitment Proposal. Borrower has delivered an Increased Commitment Proposal to Agent and Lenders requesting an aggregate increase in the Commitments of $10,0000,000 pursuant to Section 1.2(j) of the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, (a) the Commitments shall be increased by $10,000,000 and the Commitments of the Lenders after giving effect to such increase shall be as set forth on Schedule 1.2 to the Credit Agreement which is hereby amended and restated in the form of Exhibit A to this Amendment and (b) the terms of the Additional Commitment shall be the same as the terms of the existing Commitments and this Amendment shall constitute an Increased Commitment Agreement effectuating the Additional Commitment.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:

(a) Section 7.10 of the Credit Agreement is hereby amended by amending and restating clause (ii) set forth therein to read as follows:

“(ii) make additional investments in its Subsidiaries formed in the United Kingdom and/or purchase the equity interests of CPPC Decorative Products Co., Ltd. and CG OMNOVA Decorative Products (Shanghai) Co., Ltd. held by Chroen Pokphand Group; provided that (w) no more than $5,000,000 of Revolving Loans in the aggregate can be used to fund the aggregate amount of all such investments in its Subsidiaries formed in the United Kingdom through the Stated Termination Date and no more than

$35,000,000 of Revolving Loans in the aggregate can be used to fund the aggregate amount of all such purchases of the remaining equity interests of CPPC Decorative Products Co., Ltd. and CG OMNOVA Decorative Products (Shanghai) Co., Ltd. held by Chroen Pokphand Group, which purchases of such equity interests shall have been consummated on or prior to December 31, 2007, (x) Borrower’s Availability equals an amount no less than $25,000,000 immediately prior and immediately after giving effect to any such investment or purchase, (y) after giving effect to the purchases of equity interests of CPPC Decorative Products Co., Ltd. and CG OMNOVA Decorative Products (Shanghai) Co., Ltd., both CPPC Decorative Products Co., Ltd. and CG OMNOVA Decorative Products (Shanghai) Co., Ltd. shall be wholly owned Subsidiaries of the Borrower and (z) such equity purchases shall be of less than 50% of the equity securities of each of CPPC Decorative Products Co., Ltd. and CG OMNOVA Decorative Products (Shanghai) Co., Ltd. and shall therefore not constitute Permitted Acquisitions,”

SECTION 3. Representations And Warranties of Borrower. The Borrower represents and warrants that:

(a) the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

(c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which it or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.

2

SECTION 4. Acknowledgments Regarding Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof, “herein” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(c) Borrower hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

SECTION 5. Costs And Expenses. As provided in Section 13.7 of the Credit Agreement, the Borrower agrees to reimburse Agent for all fees, reasonable out-of-pocket costs and expenses of the Agent (including attorney costs) in connection with the preparation, execution, delivery and administration of this Amendment (and the other documents to be delivered in connection herewith).

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

3

SECTION 9. Effectiveness. This Amendment shall become effective upon:

(a) Receipt by the Agent of duly executed counterparts to this Amendment by the Borrower and the Lenders;

(b) Borrower shall have executed a new Revolving Note in favor of each Lender evidencing the aggregate Commitment of such Lender as set forth on Exhibit A hereto;

(c) Borrower shall have paid to Agent, for the benefit of each Lender, a commitment fee equal to twenty-five basis points (0.25%) on the aggregate amount of the Commitment held by such Lender as set forth on Exhibit A hereto, which commitment fee shall be fully earned and payable on the date hereof and Agent is authorized to charge such commitment fees to the Revolving Loans of Borrower; and

(d) Borrower shall have paid all other fees, costs and expenses incurred in connection with this Amendment as provided in writing to Borrower by Agent and Agent is authorized to charge such amounts to the Revolving Loans of Borrower.

[Signature Page Follows]

4

This Amendment No. 1 to Amended and Restated Credit Agreement has been executed as of the day and year first above written.

OMNOVA SOLUTIONS INC.

By:	/s/ M. E. Hicks
Its:	M. E. Hicks
Title:	Senior Vice President and CFO

JPMORGAN CHASE BANK, N.A.

By:
Its:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Its:
Title:

FIFTH THIRD BANK

By:
Its:
Title:

LASALLE BUSINESS CREDIT, LLC

By:
Its:
Title:

KEY BANK NATIONAL ASSOCIATION

By:
Its:
Title:

S-1

This Amendment No. 1 to Amended and Restated Credit Agreement has been executed as of the day and year first above written.

OMNOVA SOLUTIONS INC.

By:
Its:
Title:

JPMORGAN CHASE BANK, N.A.

By:	/s/ David A. Lehner
Its:	David A. Lehner
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:
Its:
Title:

FIFTH THIRD BANK

By:
Its:
Title:

LASALLE BUSINESS CREDIT, LLC

By:
Its:
Title:

KEY BANK NATIONAL ASSOCIATION

By:
Its:
Title:

S-1

This Amendment No. 1 to Amended and Restated Credit Agreement has been executed as of the day and year first above written.

OMNOVA SOLUTIONS INC.

By:
Its:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Its:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Peter Redington
Its:	Peter Redington
Title:	A.V.P.

FIFTH THIRD BANK

By:
Its:
Title:

LASALLE BUSINESS CREDIT, LLC

By:
Its:
Title:

KEY BANK NATIONAL ASSOCIATION

By:
Its:
Title:

S-1

This Amendment No. 1 to Amended and Restated Credit Agreement has been executed as of the day and year first above written.

OMNOVA SOLUTIONS INC.

By:
Its:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Its:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Its:
Title:

FIFTH THIRD BANK

By:	/s/ Donald K. Mitchell
Its:	Donald K. Mitchell
Title:	Vice President

LASALLE BUSINESS CREDIT, LLC

By:
Its:
Title:

KEY BANK NATIONAL ASSOCIATION

By:
Its:
Title:

S-1

This Amendment No. 1 to Amended and Restated Credit Agreement has been executed as of the day and year first above written.

OMNOVA SOLUTIONS INC.

By:
Its:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Its:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Its:
Title:

FIFTH THIRD BANK

By:
Its:
Title:

LASALLE BUSINESS CREDIT, LLC

By:	/s/ Trevor S. Townsend
Its:	Trevor S. Townsend
Title:	V. P.

KEY BANK NATIONAL ASSOCIATION

By:
Its:
Title:

S-1

This Amendment No. 1 to Amended and Restated Credit Agreement has been executed as of the day and year first above written.

OMNOVA SOLUTIONS INC.

By:
Its:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Its:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Its:
Title:

FIFTH THIRD BANK

By:
Its:
Title:

LASALLE BUSINESS CREDIT, LLC

By:
Its:
Title:

KEY BANK NATIONAL ASSOCIATION

By:	/s/ John P. Dunn
Its:	John P. Dunn
Title:	Vice President

S-1

EXHIBIT A

Schedule 1.2 to the Credit Agreement (Commitments)

Lender	Commitment
JPMORGAN CHASE BANK, N.A.	$27,000,000
PNC BANK, NATIONAL ASSOCIATION	$18,000,000
FIFTH THIRD BANK	$13,500,000
LASALLE BUSINESS CREDIT, LLC	$18,000,000
KEY BANK NATIONAL ASSOCIATION	$13,500,000

SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE

Chicago, Illinois

$18,000,000.00

December 28, 2007

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of LaSalle Business Credit, LLC (“Lender”), at the offices of JPMorgan Chase Bank, N.A., as Agent for Lenders (“Agent”), at its address at 120 South LaSalle Street, Chicago, IL 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Second Amended and Restated Revolving Loan Note (this “Revolving Loan Note”) is one of the Revolving Loan Notes issued pursuant to that certain Amended and Restated Credit Agreement dated as of May 22, 2007 by and among Borrower, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Loan made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Loan Note in respect of the Revolving Loan made by Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Revolving Loan Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Loan Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower), be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Loan Note.

Except as provided in the Credit Agreement, this Revolving Loan Note may not be assigned by Lender to any Person.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

This Revolving Loan Note is issued in substitution of the Amended and Restated Revolving Loan Note previously issued to Lender on May 22, 2007 in the amount of $16,000,000 (the “Prior Note”). The Revolving Loans outstanding under the Prior Note shall continue in all respects and this Revolving Loan Note shall not be deemed to evidence a novation or a repayment and reborrowing of amounts outstanding under the Prior Note.

2

OMNOVA SOLUTIONS INC.

By:	/s/ M. E. Hicks
Name:	M. E. Hicks
Title:	Senior Vice President and CFO

[Signature Page to Second Amended and Restated Revolving Note]

SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE

Chicago, Illinois

$13,500,000.00

December 28, 2007

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of KeyBank National Association (“Lender”), at the offices of JPMorgan Chase Bank, N.A., as Agent for Lenders (“Agent”), at its address at 120 South LaSalle Street, Chicago, IL 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THIRTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($13,500,000.00) or, if less, the aggregate unpaid amount of all Revolving Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Second Amended and Restated Revolving Loan Note (this “Revolving Loan Note”) is one of the Revolving Loan Notes issued pursuant to that certain Amended and Restated Credit Agreement dated as of May 22, 2007 by and among Borrower, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Loan made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Loan Note in respect of the Revolving Loan made by Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Revolving Loan Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Loan Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower), be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Loan Note.

Except as provided in the Credit Agreement, this Revolving Loan Note may not be assigned by Lender to any Person.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

This Revolving Loan Note is issued in substitution of the Amended and Restated Revolving Loan Note previously issued to Lender on May 22, 2007 in the amount of $12,000,000(the “Prior Note”). The Revolving Loans outstanding under the Prior Note shall continue in all respects and this Revolving Loan Note shall not be deemed to evidence a novation or a repayment and reborrowing of amounts outstanding under the Prior Note.

2

OMNOVA SOLUTIONS INC.

By:	/s/ M. E. Hicks
Name:	M. E. Hicks
Title:	Senior Vice President and CFO

[Signature Page to Second Amended and Restated Revolving Note]

SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE

Chicago, Illinois

$18,000,000.00

December 28, 2007

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of PNC Bank, National Association (“Lender”), at the offices of JPMorgan Chase Bank, N.A., as Agent for Lenders (“Agent”), at its address at 120 South LaSalle Street, Chicago, IL 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Second Amended and Restated Revolving Loan Note (this “Revolving Loan Note”) is one of the Revolving Loan Notes issued pursuant to that certain Amended and Restated Credit Agreement dated as of May 22, 2007 by and among Borrower, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Loan made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Loan Note in respect of the Revolving Loan made by Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Revolving Loan Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Loan Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower), be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Loan Note.

Except as provided in the Credit Agreement, this Revolving Loan Note may not be assigned by Lender to any Person.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

This Revolving Loan Note is issued in substitution of the Amended and Restated Revolving Loan Note previously issued to Lender on May 22, 2007 in the amount of $ 16,000,000 (the “Prior Note”). The Revolving Loans outstanding under the Prior Note shall continue in all respects and this Revolving Loan Note shall not be deemed to evidence a novation or a repayment and reborrowing of amounts outstanding under the Prior Note.

2

OMNOVA SOLUTIONS INC.

By:	/s/ M. E. Hicks
Name:	M. E. Hicks
Title:	Senior Vice President and CFO

[Signature Page to Second Amended and Restated Revolving Note]

SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE

Chicago, Illinois

$13,500,000.00

December 28, 2007

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of Fifth Third Bank (“Lender”), at the offices of JPMorgan Chase Bank, N.A., as Agent for Lenders (“Agent”), at its address at 120 South LaSalle Street, Chicago, IL 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THIRTEEN MILLION AND FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($13,500,000.00) or, if less, the aggregate unpaid amount of all Revolving Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Second Amended and Restated Revolving Loan Note (this “Revolving Loan Note”) is one of the Revolving Loan Notes issued pursuant to that certain to Amended and Restated Credit Agreement dated as of May 22, 2007 by and among Borrower, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Loan made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Loan Note in respect of the Revolving Loan made by Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Revolving Loan Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Loan Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower), be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Loan Note.

Except as provided in the Credit Agreement, this Revolving Loan Note may not be assigned by Lender to any Person.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

This Revolving Loan Note is issued in substitution of the Amended and Restated Revolving Loan Note previously issued to Lender on May 22, 2007 in the amount of $12,000,000 (the “Prior Note”). The Revolving Loans outstanding under the Prior Note shall continue in all respects and this Revolving Loan Note shall not be deemed to evidence a novation or a repayment and reborrowing of amounts outstanding under the Prior Note.

2

OMNOVA SOLUTIONS INC.

By:	/s/ M. E. Hicks
Name:	M. E. Hicks
Title:	Senior Vice President and CFO

[Signature Page to Second Amended and Restated Revolving Note]

SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE

Chicago, Illinois

$27,000,000.00

December 28, 2007

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of JPMorgan Chase Bank, N.A. (“Lender”), at the offices of JPMorgan Chase Bank, N.A., as Agent for Lenders (“Agent”), at its address at 120 South LaSalle Street, Chicago, IL 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWENTY SEVEN MILLION AND NO/100 DOLLARS ($27,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Second Amended and Restated Revolving Loan Note (this “Revolving Loan Note”) is one of the Revolving Loan Notes issued pursuant to that certain Amended and Restated Credit Agreement dated as of May 22, 2007 by and among Borrower, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Loan made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Loan Note in respect of the Revolving Loan made by Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Revolving Loan Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Loan Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower), be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Loan Note.

Except as provided in the Credit Agreement, this Revolving Loan Note may not be assigned by Lender to any Person.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

This Revolving Loan Note is issued in substitution of the Amended and Restated Revolving Loan Note issued to Lender on May 22, 2007 in the amount of $24,000,000 (the “Prior Note”). The Revolving Loans outstanding under the Prior Note shall continue in all respects and this Revolving Loan Note shall not be deemed to evidence a novation or a repayment and reborrowing of amounts outstanding under the Prior Note.

2

OMNOVA SOLUTIONS INC.

By:	/s/ M. E. Hicks
Name:	M. E. Hicks
Title:	Senior Vice President and CFD

[Signature Page to Second Amended and Restated Revolving Note]